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                                EXHIBIT 10.2

        FORM OF SERVICING AGREEMENT BETWEEN SOVEREIGN ASSOCIATES, INC.
                     AND SOVEREIGN CREDIT FINANCE I, INC.


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                             SERVICING AGREEMENT

    This Servicing Agreement (this "Agreement"), effective as of
_______________, 1996, is entered into by and between Sovereign Associates, Inc., a Texas corporation (the "Servicer"), and Sovereign Credit Finance I, Inc., a Texas corporation ("Buyer").

                            BACKGROUND STATEMENT

    This Agreement shall govern the collection and servicing responsibilities with respect to any and all of the Purchased Contracts purchased by Buyer from Servicer pursuant to that certain Master Contract Purchase Agreement (herein so called) by and between Buyer and Servicer of even date herewith.

                           STATEMENT OF AGREEMENT

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Servicer agree as follows:

    1.   APPOINTMENT OF AND ACCEPTANCE BY THE SERVICER OF SERVICING
         OBLIGATIONS.

         (a) The Servicer, on behalf of Buyer, shall during the term of this Agreement manage, administer and collect each of the Purchased Contracts (as defined in the Master Contract Purchase Agreement), shall exercise discretionary powers involved in such management, administration and collection, and shall bear all costs and expenses incurred in connection therewith that may be necessary or advisable in carrying out this Agreement. In the management, administration and collection of the Purchased Contracts, the Servicer shall use at least the same care and apply the same policies that it would exercise if it owned the Purchased Contracts, including but not limited to the servicing criteria as set forth in EXHIBIT A attached hereto.

         (b) The Servicer shall have full power and authority to do those things in connection with such servicing, administration and collection activities which it may deem necessary or desirable in order to maximize receipts collected from Obligors or foreclosure and sale of Financed Vehicles underlying the Purchased Contracts. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of Buyer, instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, in order to evidence payments received with respect to the Purchased Contracts and, after the delinquency of any Purchased Contracts and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Purchased Contracts; PROVIDED, HOWEVER, that the Servicer shall not commence any legal action against an Obligor in the name of Buyer without the prior written consent of the


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Buyer. Buyer shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         (c) The Servicer may contract with industry-qualified third parties to perform its obligations hereunder. The performance by any third party will not relieve the Servicer from liability for its obligations under this Agreement.

    2. TERM. This Agreement shall commence as of the date first written above and shall continue until terminated upon 30 days written notice by either party to the other.

    3. COMPENSATION. In exchange for the services provided to Buyer as described and governed herein, SAI shall be paid, on or before the 15th day of the month following a month in which such services are provided, a Contract Servicing Fee (herein so called) equal to $20.00 times the aggregate number of Purchased Contracts serviced by SAI during such prior month. Such aggregate number of Purchased Contracts shall equal the sum of all Purchased Contracts less all Purchased Contracts that have been previously paid in full by their Obligors, and less all Purchased Contracts in which an Obligor default has occurred and the Servicer has assigned the related Financed Vehicle for repossession, and less any Purchased Contract that has been charged off.

    Additionally, the Servicer shall be reimbursed by Buyer for any third-party expenditures with respect to any particular Contract, which expenditures may, at the option of the Servicer, be paid from the proceeds from collection or from resale of the repossessed Financed Vehicle relating to that Contract.

    4. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants to Buyer as follows:

         (a) ORGANIZATION AND GOOD STANDING. Servicer is a corporation duly organized, validly existing and in good standing under the laws of Texas, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

         (b) DUE QUALIFICATION. The Servicer is duly qualified and has registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c) DUE AUTHORIZATION.  The execution, delivery and


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performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

         (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (e) NO VIOLATION. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Servicer is a party or by which it is bound.

    5. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to Servicer as follows:

         (a) ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Texas, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

         (b) DUE QUALIFICATION. The Buyer is duly qualified and has registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement has been duly authorized by the Buyer by all necessary corporate action on the part of the Buyer.

         (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such


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enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (e) NO VIOLATION. The execution and delivery of this Agreement by the Buyer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Buyer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Buyer or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Buyer is a party or by which it is bound.

    6. COVENANTS OF THE SERVICER. The Servicer further warrants to and covenants with Buyer as follows:

         (a) COLLECTIONS ACCOUNT. From and after the date hereof until such time as this Agreement terminates, Servicer shall at its own expense, direct all Obligors on the Purchased Contracts to remit all collections and payments directly to, or otherwise cause all payments on the Purchased Contracts to be deposited in, a Collections Account (herein so called) in the name of the Buyer. Servicer shall direct all Obligors to utilize payment books with remittance instructions directing all payments to be remitted to the Collections Account. Servicer agrees that all cash, checks, notes, drafts or other items which it receives otherwise than through the Collections Account attributable to the Purchased Contracts, including proceeds from resale of repossessed Financed Vehicles and recoveries on insurance claims, shall be deposited in the Collections Account within two business days of receipt. All collections and payments attributable to the Purchased Contracts shall be transferred from the Collections Account to the Buyer's operating account on at least a weekly basis.

         (b) OPERATIONS. The Servicer shall collect payments from the Purchased Contracts in an orderly and efficient manner consistent with good business practices and in accordance with all applicable federal, state and local laws and regulations.

         (c) RECORDS. So long as Buyer has not given notice of termination pursuant to Section 2, the Servicer shall (i) hold in trust and safely keep all Purchased Contract closing documents and such other documents as may be required for the enforcement of the Purchased Contracts; (ii) keep such accounts and other records as will enable Buyer to determine the status of the Purchased Contracts; (iii) keep such books and records at its offices identified in
Section 14 herein; and (iv) permit Buyer and its representatives at any time to inspect, audit, check and make abstracts from Servicer's accounts, records, correspondence and other papers pertaining to the Purchased Contracts. Servicer shall maintain its respective records with respect to the Purchased


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Contracts in a manner such that the Servicer can produce a computer file containing a listing (by Obligor) of all Purchased Contracts, together with the account balance of such accounts and the payment history related thereto. The Servicer shall provide Buyer with monthly reports updating the information relating to account balances and activity and the amounts collected on the Purchased Contracts during the proceeding month.

         (d) CONTINUATION STATEMENTS. If Buyer so requests, the Servicer shall execute and file documents which shall create a first priority security interest in favor of Buyer in Financed Vehicles, including registration of the Certificates of Title in the name of Buyer, and/or any other documents requested by Buyer or which may be required by law to preserve and protect the interest of Buyer in and to the Purchased Contracts.

         (e)  PRINCIPAL EXECUTIVE OFFICE.   The Servicer shall not, without
providing 30 days' notice to Buyer, and without filing such amendments to any previously filed financing statements as Buyer may require, (i) change the county where its principal executive office, or the office where the records relating to the Purchased Contracts are kept, is located, or (ii) change its name, identity or corporate structure in any manner which would, could or might make any financing statement or continuation statement filed by Buyer or the Servicer or any provision hereof seriously misleading within the meaning of
Section 9-402(g) of any applicable enactment of the Texas Uniform Commercial
Code.

         (f) NO IMPAIRMENT. The Servicer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Purchased Contract and will do nothing to materially impair the rights of Buyer in the Purchased Contracts.

         (g) COMPLIANCE WITH LAW. The Servicer will comply in all material respects with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Purchased Contracts or any part thereof; PROVIDED, HOWEVER, that the Servicer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of Buyer in the Purchased Contracts. The Servicer will comply, in all material respects, with any obligation of a holder of a Purchased Contract to the Obligor thereof arising under such Purchased Contract or under applicable law.

         (h) SECURITY INTEREST. Except for the transfers of Purchased Contracts to the Buyer under the Master Contract Purchase Agreement and except as provided in the Indenture, the Servicer will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any lien on any Purchased Contracts, or the books or records relating to any Purchased Contracts, or any interest therein; the Servicer shall


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immediately notify Buyer of the existence of any lien on any Purchased
Contracts; the Servicer shall defend the right, title and interest of Buyer in, to and under the Purchased Contracts, whether now existing or hereafter transferred to Buyer, against all claims of third parties claiming through or under the Servicer.

    7. MAINTENANCE OF INTERNAL CONTROL AND PROCEDURES. Servicer shall, at all times during the term of this Agreement, follow internal control procedures consistent with loan servicing industry standards and, at the request of Buyer, will supply same in written form for review purposes.

    8. COMPUTER. Servicer shall, at all times during the term of this Agreement, utilize in the operation of its business the industry standard computer software and contract information maintenance system.

    9. SERVICER EVENTS OF DEFAULT. The occurrence and continuation of any one of the following events shall be a "Servicer Event of Default" under this
Agreement:

         (a) Failure on the part of the Servicer to remit collections on the Purchased Contracts to the Collections Account or the Buyer's operating account when due in accordance with Section 6(a) and continuance of such failure for five business days. For purposes of this Agreement, "business day" shall mean any day other than a Saturday, Sunday or legal holiday; or

         (b) An involuntary case is commenced or filed against the Servicer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property, or for the winding up of the affairs of, liquidation, dissolution, or reorganization of the Servicer and the continuance of such case or filing unstayed for a period of 30 consecutive days; or

         (c) An order for relief shall be entered in a case under title 11 of the United States Code in which the Servicer is a debtor, or the commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors.

         (d)  Failure by Servicer to service and collect amounts


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due from Obligors under Purchased Contracts in accordance with the servicing criteria described in EXHIBIT A attached hereto, and the continuance of such failure for 30 days after written notice by Buyer of such failure.

    10. REMEDIES. If a Servicer Event of Default shall have occurred and be continuing, Buyer may, by notice given in writing to the Servicer, immediately terminate all of the rights and obligations of the Servicer under this Agreement. Notwithstanding any termination of the rights and obligations of the Servicer, the Servicer shall remain responsible for any acts or omissions to act by it as Servicer prior to such termination. In the event of such termination:

         (a) Buyer is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of a transfer of servicing rights to a successor servicer;

         (b) The Servicer agrees to cooperate with Buyer and any successor servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such successor servicer of all authority of the Servicer to service the Purchased Contracts provided for under this Agreement, including, without limitation, all authority over all collections which shall on the date of transfer be held by the Servicer for deposit or which shall thereafter be received with respect to the Purchase Contracts; and

         (c) The Servicer shall promptly transfer its records relating to the Purchased Contracts to a successor servicer in such form as such successor servicer may reasonably request and shall promptly transfer to such successor servicer all other records, correspondence and documents necessary for the continued servicing of the Purchased Contracts in the manner and at such times as the successor servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to such successor servicer information of any kind which the Servicer reasonably deems to be confidential, such successor servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

    11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. The Servicer may contract with others for the performance of any or all of its obligations arising


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hereunder but no such contract shall relieve Servicer from liability for its performance hereunder.

    12. BUYER EVENT OF DEFAULT; SERVICER'S REMEDIES. In the event that Buyer should fail to pay any fees or compensation due under this Agreement, within ten
(10) days of the date they are due or are submitted for payment, whichever is less, or shall fail to perform any of its duties or to observe or perform any other term, covenant, condition or agreement provided within this Agreement, said failure shall constitute an event of default by the Buyer. In the event of such default, Servicer shall have the option of immediately terminating this Agreement by written notice to Buyer in addition to all remedies available in equity or law.

    13. MODIFICATIONS AND WAIVERS. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver shall be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

    14.  NOTICE.   Except as otherwise specifically provided herein, any notice hereunder shall be in writing (including telecopy communication) and, if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid or if telecopied when transmitted, or otherwise when delivered in person to the addressee and a receipt given therefor, in all such instances addressed to the respective parties as follows:

        To Servicer:    Sovereign Associates, Inc.
                        4015 Beltline Road
                        Building B
                        Dallas, Texas  75244
                        Attn:  A. Starke Taylor, III, President





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        To Buyer:       Sovereign Credit Finance I, Inc.
                        4015 Beltline Road
                        Building B
                        Dallas, Texas  75244
                        Attn:  A. Starke Taylor, III, President

or at such other address as the addressee may, by written notice received by the other party hereto, designate as the appropriate address for purposes of notice hereunder.

    15. AMENDMENT. This Agreement may be amended, supplemented or modified only with the written consent of each of the parties hereto.

    16. CHOICE OF LAW. THIS AGREEMENT AND THE VALIDITY AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

     17. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

    18. ENTIRE AGREEMENT. This instrument embodies the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreement and understandings, if any, relating to the subject matter hereof.

    19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which for all purposes is to be deemed an original.

    20. SURVIVAL. All covenants, agreements, undertakings, indemnities, representations and warranties made herein shall survive both the execution and the termination hereof and shall not be affected by any investigation made by any party.


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    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                             BUYER:

                             SOVEREIGN CREDIT FINANCE I, INC




                             By:
                                 ----------------------------------
                                  A. Starke Taylor, III,
                                  President


                             SERVICER:

                             SOVEREIGN ASSOCIATES, INC.



                             By:
                                 ----------------------------------
                                  A. Starke Taylor, III
                                  President



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                              SERVICING AGREEMENT

                                   EXHIBIT A

                               SERVICING CRITERIA



        At all times during the term of the Servicing Agreement as set forth in
Section 2 therein, Servicer shall, in addition to its other duties under the Servicing Agreement, observe the following covenants and criteria (referred to as the "servicing criteria):

I.  COLLECTION POLICY

    1. All Obligors under related Contracts will be issued a preprinted payment book or other\remittance advice or instructions which will specifically request that all payments be made to the Buyer's Collections Account lockbox.

    2. Servicer shall contact any Obligor on a past due Contract within ten days after the payment due date for the purpose of pursuing collection and shall adequately update all credit and collection file records with respect to such activities.

    3. Any material extensions or modifications of Contracts, or acceptances of partial payments of Obligors, and any related necessary Contract amendments and/or default waivers by Servicer, shall be approved by the chief credit officer or president of Servicer, and all necessary third party charges and explanations relating thereto shall be documented in the collection file records.

II. FORECLOSURE/REPOSSESSION POLICY

    1. Servicer shall define as delinquent and pursue repossession action, subject to compliance with all state and federal laws relating thereto, against the Financed Vehicle underlying any Contract whose Obligor (i) is three payments past due in the case of Contracts requiring biweekly or semi-monthly payments, and has failed for 30 days to remit any sums against payment obligations under the respective Contract, or (ii) is two payments past due in the case of Contracts requiring monthly payments, and has failed for 60 days to remit any sums against payment obligations under the respective Contract. Nothing contained in this Section shall be construed to limit Servicer from pursuing repossession or any other collection technique, subject to related state and federal laws, sooner than the time contemplated above if Servicer in its discretion deems such activity to be prudent and in the best interests of Servicer or Buyer.



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    2.   For each chargeoff of any material unpaid amount from an Obligor under any Contract, Servicer shall document the reasons for such chargeoff and shall maintain all third-party related documentation for such chargeoff.















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